UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On September 29, 2019, Xi’an TCH Energy Technology Co., Ltd. (“Xi’an TCH”), a wholly owned subsidiary of China Recycling Energy Corporation, a Nevada corporation (the “Company”), entered into a Termination Agreement of the Lease Agreement of Biomass Power Generation Project (the “Termination Agreement”) with Pucheng Xin Heng Yuan Biomass Power Generation Co., Ltd., a Chinese company (the “Xin Heng Yuan”).

Xin Heng Yuan has failed to pay fees it owed to Xi’an TCH for leasing two biomass power generation systems from Xi’an TCH with total capacity of 24,000 kw (the “Project”) due to its long suspension of production resulting from the significant reduction of raw material supplies for its biomass power generation operation in Pucheng County, which has caused the biomass power generation project no longer being suitable. Pursuant to the Termination Agreement, the parties agreed: (i) Xin Heng Yuan shall pay off outstanding lease fees of RMB 97.6 million (approximately $14 million) owed as of December 31, 2018 to Xi’an TCH before January 15, 2020; (ii) Xi’an TCH will waive the lease fees owed after January 1, 2019; (iii) Xi’an TCH will not return RMB 3.8 million (approximately $542,857) in cash deposits paid by Xin Heng Yuan; (iv) Xi’an TCH will transfer the Project to Xin Heng Yuan at no additional cost after receiving RMB 97.6 million from Xin Heng Yuan, and the original lease agreement between the parties will be formally terminated; and (v) if Xin Heng Yuan fails to pay off RMB 97.6 million to Xi’an TCH before January 15, 2020, Xi’an TCH will still hold ownership of the Project and the original lease agreement shall still be valid.

The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Exhibits Number	Description
10.1	Termination Agreement of Lease Agreement of Biomass Power Generation Project by and between Xi’an TCH Energy Technology Co., Ltd. and Pucheng Xin Heng Yuan Biomass Power Generation Co., Ltd. dated September 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: October 2, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

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